Exhibit 10.1

Execution Version

JOINDER AGREEMENT dated as of October 14, 2021 (this “Joinder Agreement”) to that certain INTERCREDITOR AGREEMENT dated as of August 7, 2013, as amended by that certain Amendment No. 1 to Intercreditor Agreement dated as of April 25, 2018 (the “Existing Intercreditor Agreement” and, as supplemented by this Joinder Agreement as may be further amended, supplemented or modified from time to time, the “Intercreditor Agreement”), by and among WELLS FARGO CAPITAL FINANCE, LLC, in its capacity as agent under the ABL Loan Documents (the “ABL Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent under the Notes Documents (the “Existing Notes Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Existing Intercreditor Agreement.

RECITALS

A. WHEREAS, LSB Industries, Inc., a Delaware corporation (the “Company”) entered into that certain indenture dated as of April 25, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Indenture”) among, inter alios, Company and Wilmington Trust, National Association, as the Existing Notes Agent, pursuant to which the Company issued 9.625% senior secured notes due 2023 (the “2023 Secured Notes”).

B. WHEREAS, the Company intends to Refinance the 2023 Secured Notes and enter into a new indenture, dated as of the date hereof (the “New Indenture” and, together with the other Note Documents (as defined therein), the “New Notes Documents”), among, inter alios, the Company and Wilmington Trust, National Association, as trustee and as collateral agent thereunder (in such capacity, the “New Notes Agent”) pursuant to which the Company will issue 6.250% senior secured noted due 2028 (the “2028 Secured Notes”).

C. WHEREAS, as a condition to the ability of the Company to Refinance and replace the 2023 Secured Notes with the 2028 Secured Notes pursuant to the New Indenture and to secure the Obligations (as defined in the new Indenture) (collectively, the “New Notes Obligations”) with the Liens and security interests created by the applicable New Notes Documents, and to have such New Notes Obligations guaranteed by the Grantors on a senior basis, in each case under and pursuant to the New Notes Documents, the New Notes Agent is required to become an Agent under, and such New Notes Obligations and the holders of the 2028 Secured Notes (together with the New Notes Agent, collectively, the “New Notes Claimholders”) in respect thereof are required to become subject to and bound by, the Existing Intercreditor Agreement, pursuant to and in accordance with the terms of the Existing Intercreditor Agreement (including Section 5.3(b) thereof).

D. WHEREAS, the New Notes Agent is executing this Joinder Agreement in accordance with the requirements of the Existing Intercreditor Agreement (including Section 5.3(b) thereof) and the New Notes Documents and, after giving effect hereto, the New Notes Agent will replace the Existing Notes Agent as the “Notes Agent” for all purposes of the Intercreditor Agreement.

Accordingly, the Existing Notes Agent, and the New Notes Agent agree as follows:

SECTION 1. (A) In accordance with Section 5.3(b) and Section 9.3 of the Existing Intercreditor Agreement, the New Notes Agent by its signature below hereby becomes the “Notes Agent” under and as defined in, and the related New Notes Obligations and New Notes Claimholders hereby become subject to and bound by, in each case, the Intercreditor Agreement with the same force and effect as if the New Notes Agent had originally been named as the Notes Agent under the Existing Intercreditor Agreement, and the New Notes Agent, on behalf of itself and such New Notes Claimholders, hereby agrees to all the terms and provisions of the Existing Intercreditor Agreement applicable to it as the Notes Agent and to the New Notes Claimholders that it represents as the Notes Claimholders, in each case thereunder. The Existing Intercreditor Agreement is hereby incorporated herein by reference.

(B) The incurrence of the New Notes Obligations referred to herein constitutes a Refinancing of, and the New Notes Obligations are intended to replace, the existing Notes Obligations and following such Refinancing and effective from and after the date hereof, (i) the Existing Indenture (x) shall no longer be secured, and is no longer required to be secured, by any of the Collateral, and (y) has been discharged, (ii) the 2023 Secured Notes are no longer outstanding, (iii) all references to the “Indenture” in the Intercreditor Agreement shall be deemed to mean and refer to the New Indenture, (iv) all references to the “Notes Agent” in the Intercreditor Agreement shall be deemed to mean and refer to the New Notes Agent, (v) all references to the “Notes Claimholders” in the Intercreditor Agreement shall be deemed to include the New Notes Claimholders, (vi) all references to the “Notes Security Agreement” in the Intercreditor Agreement shall be deemed to mean and refer to that certain Security Agreement, dated as of October 14, 2021, by and among the Company, the Note Guarantors and the New Notes Agent, (vii) all references to the “Notes” in the Intercreditor Agreement shall be deemed to mean and refer to the 2028 Secured Notes, and (viii) the parties to the Intercreditor Agreement, including the New Notes Agent (in its capacity as the Notes Agent thereunder), will maintain their priority and relationships under, and will have the same rights and obligations as set forth in, the Existing Intercreditor Agreement.

SECTION 2. (A) The New Notes Agent represents and warrants to the other Claimholders that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as the New Notes Agent, (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof (subject to the effect of (1) bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors’ rights as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to it and (2) to general equitable principles (whether enforceability of such principles is considered in a proceeding at law or in equity)), and (iii) the New Notes Documents provide that, upon the New Notes Agent’s entry into this Joinder Agreement, the New Notes Claimholders will be subject to and bound by the provisions of the Intercreditor Agreement as the Notes Claimholders thereunder.

(B) The Existing Notes Agent hereby confirms and agrees that, following the Refinancing referred to herein and effective from and after the date hereof, it is not a party to the Intercreditor Agreement and shall not have any rights, duties or benefits thereunder except those that, by their terms expressly survive (if any).

SECTION 3. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Agent shall have received a counterpart of this Joinder Agreement that bears the signature of the each other Agent. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Except as expressly supplemented hereby, the Existing Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 9.7 of the Intercreditor Agreement. All communications and notices hereunder to the New Notes Agent shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Company agrees to reimburse each Agent for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Agents.

IN WITNESS WHEREOF, the New Notes Agent has duly executed this Joinder Agreement as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as New Notes Agent,

By:	/s/ Nedine P. Sutton

Name:	Nedine P. Sutton
Title:	Vice President

Wilmington Trust, National Association
246 Goose Lane, Suite 105

Guilford, CT 06437
Telephone: 203-453-4094
Facsimile: 203-453-1183
Attention: LSB Industries, Inc., Administrator

[Signature Page to Joinder to Intercreditor Agreement]

Acknowledged and Agreed (solely for purposes of Section 2(B) of the Joinder Agreement): WILMINGTON TRUST, NATIONAL ASSOCIATION, as Existing Note Agent,

By:	/s/ Nedine P. Sutton

Name:	Nedine P. Sutton
Title:	Vice President

[Signature Page to Joinder to Intercreditor Agreement]

Acknowledgement:

WELLS FARGO CAPITAL FINANCE, LLC,

as ABL Agent,

By:	/s/ Becky Rountree

Name:	Becky Rountree
Title:	Vice President

[Signature Page to Joinder to Intercreditor Agreement]

Acknowledgement:

LSB INDUSTRIES, INC.

By:	/s/ Kristy Carver

Name:	Kristy Carver
Title:	Senior Vice President and Treasurer

CHEROKEE NITROGEN L.L.C.

LSB CHEMICAL L.L.C.

EL DORADO CHEMICAL COMPANY

CHEMEX I CORP.

TRISON CONSTRUCTION, INC.

PRYOR CHEMICAL COMPANY

EL DORADO NITROGEN L.L.C.

EL DORADO AMMONIA L.L.C.

EDC AG PRODUCTS COMPANY L.L.C.

By:	/s/ Kristy Carver

Name:	Kristy Carver
Title:	Senior Vice President and Treasurer

[Signature Page to Joinder to Intercreditor Agreement]